                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                               -----------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  November 15, 1996
                                         -----------------


                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



            Virginia                          0-25762                       54-1719855
 --------------------------------            ------------               ------------------
 (State or other jurisdiction of              (Commission                 (IRS Employer
         incorporation)                       File Number)              Identification No.)




11013 West Broad Street Road, Glen Allen, Virginia                  23060
--------------------------------------------------                ----------
 (Address of principal executive offices)                         (Zip Code)



             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.      OTHER EVENTS.

             The October 1996 monthly Certificateholders Statements to investors were distributed November 15, 1996.

ITEM 7 (c).  EXHIBITS

             The following are filed as exhibits to this Report under Exhibit
             28:

             1.  October Performance Summary

             2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of October 1996.

             3. Series 1993-3 Class A and Class B Certificateholder's Statements for the month of October 1996.

             4. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of October 1996.

             5. Series 1994-2 Class A and Class B Certificateholder's Statements for the month of October 1996.

             6. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of October 1996.

             7. Series 1994-4 Class A and Class B Certificateholder's Statements for the month of October 1996.

             8. Series 1994-A Certificateholders' Statement for the month of October 1996.

             9. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of October 1996.

             10. Series 1995-2 Class A and Class B Certificateholder's
                 Statements for the month of October 1996.

             11. Series 1995-3 Class A and Class B Certificateholder's
                 Statements for the month of October 1996.

             12. Series 1995-4 Class A and Class B Certificateholder's
                 Statements for the month of October 1996.

             13. Series 1996-1 Class A and Class B Certificateholder's
                 Statements for the month of October 1996.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CAPITAL ONE MASTER TRUST

                                            By:   CAPITAL ONE BANK
                                                  Servicer


                                            By:   /s/ David M. Willey
                                                  -------------------
                                                  David M. Willey
                                                  Vice President

Date:  November 15, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                            ------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER               EXHIBITS                                                      PAGE
------               --------                                                      ------------------

1                    October Performance Summary                                          06

2                    Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996                    08

3                    Series 1993-3 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996                    10

4                    Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996                    12

5                    Series 1994-2 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996                    14

6                    Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996                    16

7                    Series 1994-4 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996                    18

8                    Series 1994-A Certificateholder's Statement for
                     the month of October 1996                                            20

9                    Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996                    21

10                   Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996.                   23

11                   Series 1995-3 Class A and Class B  Certificate-
                     holder's Statements for the month of October 1996.                   25

12                   Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996.                   27

13                   Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of October 1996.                   29




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